VIP Trust
N-SAR Attachment for Item-73.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEM 73.
FOR PERIOD ENDING: 06/30/2014
Registrant CIK :  00011160168
FILE NUMBER : 811- 10509

73 Distributions per share for which record date passed during the period:
NOTE: Show in fractions of a cent if so declared.

AXA PREMIER VIP TRUST Dividends and Distributions

     For Year Six Months Ended June 30, 2014

Fund Class Income Capital Gains Other
AXA Moderate Allocation A 0.0000 0.0000 0.0000
 B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

AXA Aggressive Allocation A 0.0000 0.0000 0.0000
 B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

AXA Conservative Allocation A 0.0000 0.0000 0.0000
 B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

AXA Conservative-PLUS Allocation A 0.0000 0.0000 0.0000
 B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

AXA Moderate-PLUS Allocation A 0.0000 0.0000 0.0000
 B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

Target 2015 Allocation B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

Target 2025 Allocation B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

Target 2035 Allocation B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

Target 2045 Allocation B 0.0000 0.0000 0.0000
 K 0.0000 0.0000 0.0000

CharterSM Fixed Income  B 0.0000 0.0000 0.0000

CharterSM Conservative               B 0.0000 0.0000 0.0000

CharterSM Moderate            B 0.0000 0.0000 0.0000

CharterSM Moderate Growth  B 0.0000 0.0000 0.0000

CharterSM Growth B 0.0000 0.0000 0.0000

CharterSM Aggressive Growth B 0.0000 0.0000 0.0000

CharterSM Equity                    B 0.0000 0.0000 0.0000

CharterSM International Conservative      B 0.0000 0.0000 0.0000

CharterSM International Moderate B 0.0000 0.0000 0.0000

CharterSM International Growth B 0.0000 0.0000 0.0000

CharterSM Income Strategies B 0.0000 0.0000 0.0000

CharterSM Interest Rate Strategies B 0.0000 0.0000 0.0000

CharterSM Real Assets          B 0.0000 0.0000 0.0000

CharterSM Alternative 100 Conservative PLUS B 0.0000 0.0000 0.0000

CharterSM Alternative 100 Moderate B 0.0000 0.0000 0.0000

CharterSM Alternative 100 Growth B 0.0000 0.0000 0.0000

CharterSM Multi-Sector Bond B 0.0000 0.0000 0.0000

CharterSM Small Cap Growth B 0.0000 0.0000 0.0000

CharterSM Small Cap Value B 0.0000 0.0000 0.0000

Multimanager Core Bond A 0.0869 0.0000 0.0000
 B 0.0871 0.0000 0.0000
 K 0.0995 0.0000 0.0000
Multimanager International Equity A 0.1283 0.0000 0.0000
 B 0.1280 0.0000 0.0000
 K 0.1423 0.0000 0.0000
Multimanager Large Cap Core Equity A 0.0463 0.0000 0.0000
 B 0.0463 0.0000 0.0000
 K 0.0639 0.0000 0.0000
Multimanager Large Cap Value A 0.1226 0.0000 0.0000
 B 0.1226 0.0000 0.0000
 K 0.1389 0.0000 0.0000